SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2001

S1 CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction	(Commission	(IRS Employer

of incorporation)	File Number)	Identification No.)

3390 Peachtree Road, NE, Suite 1700, Atlanta, Georgia 30326
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 812-6200

Not Applicable

(Former name or former address, if changed since last report)

Item 5.     Other Events.

                 On August 6, 2001, S1 Corporation (“S1”) issued a press release announcing an agreement to acquire Software Dynamics, Incorporated. That press release is filed as Exhibit 99.1 to this report.

                 On August 7, 2001, S1 held a conference call to discuss the acquisition of Software Dynamics. A copy of the prepared remarks presented during the conference call is filed as Exhibit 99.2 to this report.

Item 7.     Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits.

Exhibit
No.	Description

99.1	Press release, dated August 6, 2001.

99.2	Prepared remarks presented during analyst conference call held August 7, 2001.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION (Registrant)

/S/ Richard P. Dobb Richard P. Dobb Vice President, General Counsel and Secretary

Date: August 7, 2001

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release, dated August 6, 2001.

99.2	Prepared remarks presented during analyst conference call held August 7, 2001.